Investing Worldwide

for the Highest Possible

Total Return

A Member of the Midas Funds Family
Semi-Annual Report
June 30, 1999

U.S. AND OVERSEAS FUND

11 Hanover Square, New York, NY 10005
1-800-400-MIDAS (6432) for Investment Information
1-888-503-VOICE (8642) for Shareholder Services
www.midasfunds.com
August 12, 1999
Fellow Shareholders:

 We are pleased to submit this Semi-Annual Report for the six months ended June 30, 1999, and to welcome our new shareholders who have opened their accounts since our last Report.

Review and Outlook

Domestic interest rates rose during the first half of 1999. Between the beginning of January and the end of June, thirty year Treasury bond yields rose from 5.10% to 5.96%, causing bond prices to decline and resulting in a total return of -10.40. Three month Treasury bills ended 1998 yielding 4.45% and rose to 4.78% by mid year. The U.S. dollar remained strong during this period relative to major U.S. trading partners, appreciating over the euro and yen by 11.28% and 6.60%, respectively. Emerging markets were volatile. The Emerging Market Bond Index, for example, generated year-to-date total returns of -11.32% for January and +13.14% in the five months through May. With more than 70% of the portfolio in U.S. dollar denominated investments at June 30, 1999, including 17% in short term investments, we continue to favor U.S. securities. In addition, the Fund had 21% in European securities with smaller amounts in Canadian and Japanese companies.

The domestic economy performed exceptionally well over the first six months, with real gross domestic product -- the total value of goods and services produced in the United States -- growing 4.3% for the first quarter, and 2.3% for the second quarter. The unemployment rate declined to as low as 4.2%, and new jobs were created at an average rate of 195,000 per month, down from the 275,000 pace at the end of last year. The new jobs total for July, however, jumped to 310,000. But, despite the robust economy, inflation as measured by the Consumer Price Index has remained in check -- it was unchanged in May and June after moving up 0.7% in April.

In deciding to raise short term rates pre-emptively by 0.25% on June 30 to avoid future inflationary pressures, the Federal Reserve recognized that some of the conditions which were responsible for the 0.75% decrease of last fall had abated. Financial markets have become, for now, more orderly and liquid. The economies of several countries which were in distress last fall and this winter have shown significant signs of improvement. A meaningful economic recovery in either Japan or industrial Europe remains the greatest uncertainty to the continuation of the benign inflationary environment of the last three years. While data in both areas suggest some improvement, it is unlikely that inflationary pressures will increase dramatically before year end.

 The Fund benefited during the first half of the year from having low foreign currency exposure, and by selectively increasing and decreasing weightings in certain emerging markets. The U.S. dollar, and the relative performance of the U.S. equity markets, remain vulnerable to economic recovery in Europe. The performance of Asian markets will depend on the extent of the turnaround in Japan's economy, and will be susceptible to a devaluation of the renminbi, the currency of the People's Republic of China, in the fourth quarter. Further, we believe that Latin American markets may be buffeted by political winds in the second half of the year. Under these circumstances, the Fund will continue to invest opportunistically during the second half of the year, maintaining a portfolio that seeks maximize total return for shareholders.

 The Morgan Stanley Capital International World Index in U.S. dollars showed a total return for the six months of 8.51%. Total return for the Fund was negative 3.91%, a disappointing result following the Fund's strong fourth quarter gain which we will continue to be seeking to build on over the balance of the year.

 Convenient Ways to Increase your Account

 Our strategy is to attempt to identify steadily growing companies with reasonable valuations, and to hold their securities for long term appreciation and/or income. To take advantage of this we recommend building your account on a regular basis, which can be down safely, automatically, and conveniently through the Midas Bank Transfer Plan, Midas Salary Investing Plan and Midas Government Direct Deposit Plan. For information on any of these free services, give us a call and we will help you get started.

 If you have any questions or would like information on any of the Midas Funds, or the Midas Traditional, Roth or Education IRA, we would be pleased to hear from you. Just call us at 1-800-400-MIDAS (6432) and an Investor Service Representative will be happy to assist you, as always, without any obligation on your part.

 Sincerely,
Thomas B. Winmill
President and
Portfolio Manager

  Midas Fund

  Seeking capital appreciation and protection against inflation, with current income as a secondary goal.

  Midas Investors

  Seeks long term capital appreciation in investments with the potential to provide a hedge against inflation and preserve the purchasing power of the dollar.
  Midas Magic

  The Fund seeks its objective of long term capital appreciation by investing primarily less in equity securities that, in the opinion of the Investment Manager, are available at prices less than their intrinsic value.
  Midas Special Equities Fund

  Invests aggressively for maximum capital appreciation.
  Midas U.S. and Overseas Fund

  Invests worldwide for the highest possible total return.
  Dollar Reserves

  A high quality money market fund investing in U.S. Government securities. A portion of income is generally free from state income and intangible personal property taxes. Free unlimited check writing with only a $250 minimum per check.

For 24 hour automated service, visit www.midasfunds.com or call 1-888-503-VOICE (8642). For an account application and prospectus containing more complete information, including charges and expenses, call 1-800-400-MIDAS (6432). Please read the prospectus carefully before you invest or send money. Investor Service Center, Inc., Distributor.

MIDAS U.S. AND OVERSEAS FUND Schedule of Portfolio Investments - June 30, 1999 (Unaudited)

Shares		Market Value
	COMMON STOCKS (80.25%)
	Canada (3.72%)
10,900	Quebecor Printing Inc.	$ 236,394
	Ireland (5.65%)
19,700	CRH plc ADR	359,525
	Japan (1.63%)
1,200	Honda Motor Co., Ltd. ADR	104,100
	Netherlands (5.50%)
10,100	Koninklijke Ahold N.V. ADR	349,713
	United Kingdom (9.44%)
7,000	WPP Group plc ADR	600,250
	United States (54.31%)
5,300	Benchmark Electronics, Inc.*.	190,469
7,300	Bindley Western Industries, Inc.	168,364
3,300	CDW Computer Centers, Inc.*	145,200
12,800	Expeditors International of Washington, Inc.	348,800
5,700	Express Scripts, Inc. Class A*	343,069
900	Ingersoll-Rand Company	58,162
6,400	Jabil Circuit, Inc.*	288,800
1,700	Jacobs Engineering Group Inc.	64,600
4,000	Plexus Corp.*	120,500
3,500	Quiksilver, Inc.*	91,219
3,000	Quipp, Inc.*	39,000
1,700	Safeguard Scientifics, Inc.*	105,400
1,300	Safeway Inc.*	64,350
5,600	Tarrant Apparel Group *	126,875
5,800	United Technologies Corp.	415,787
9,600	URS Corp.	281,400
8,700	Wal-Mart Stores, Inc.	419,775
		3,453,770
	Total Common Stocks (cost: $4,058,598)	5,103,752

	Closed-End Funds (2.50%)
10,000	European Warrant Fund Inc.* (cost: $138,669)	158,750
Par Value
	Short Term Investments (17.25%)
$1,075,000	U.S. Treasury Bill, due 8/19/99	$1,068,474
28,654	State Street Bank & Trust Repurchase Agreement, 3.5%, 6/30/99 due 7/1/99 (collateralized by $25,000 U.S. Treasury Bond 8%, due11/15/21, market value: $30,027, proceeds at maturity: $28,654)	28,654
	Total Short Term Investments (cost: $1,097,128)	1,097,128

	Total Investment (cost: $5,294,395) (100.0%)	$6,359,630

* Indicates non-income producing security.

See accompanying notes to financial statements

STATEMENT OF ASSETS AND LIABILITIES
June 30, 1999 (Unaudited)

ASSETS:
Investments at market value (cost: $5,294,395) (note 1)	$6,359,630
Collateral for securities loaned, at market value (note 6)	1,540,438
Receivable for investment securities sold	30,403
Dividend receivable	6,172
Other assets	1,724
Total assets	7,938,367

LIABILITIES:
Collateral for securities loaned (note 6)	1,540,438
Accrued expenses	30,823
Accrued management and distribution fees	6,844
Payable for fund shares redeemed	5,990
Total liabilities	1,584,095

NET ASSETS: (applicable to 922,150
outstanding shares: 250,000,000 shares
of $.01 par value authorized)	$6,354,272

NET ASSET VALUE, OFFERING AND
REDEMPTION PRICE PER SHARE
($6,354,272 ÷ 922,150)	$6.89

At June 30, 1999, net assets consisted of:
Paid-in capital	$5,869,418
Accumulated net realized loss on investments	(530,418)
Accumulated deficit in net investment income	(49,599)
Net unrealized appreciation on investments and foreign currencies	1,065,235
$6,354,272

STATEMENT OF OPERATIONS
Six Months Ended June 30, 1999 (Unaudited)

INVESTMENT INCOME:
Dividends (net of foreign taxes of $3,143)	$58,021
Interest	8,571
Total investment income	66,592

EXPENSES:
Distribution (note 3)	34,449
Investment management (note 3)	34,449
Transfer agent	19,043
Professional	12,199
Registration (note 3)	10,563
Printing	4,760
Custodian	4,760
Interest (note 5)	3,046
Directors	595
Other	596
Total expenses	124,460
Distribution plan expenses waived (note 3)	(8,269)
Net expenses	116,191
Net investment loss	(49,599)

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS,
FOREIGN CURRENCIES AND FUTURES:
Net realized loss from security transactions	(702,823)
Net realized gain from futures transactions	143,899
Unrealized appreciation of investments during the period	340,095
Net realized and unrealized loss on investments, foreign currencies and futures	(218,829)
Net decrease in net assets resulting from operations	$(268,428)

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS For the Six Months Ended June 30, 1999 (Unaudited) and the Year Ended December 31, 1998

	June 30, 1999	December 31, 1998
OPERATIONS:
Net investment loss	$ (49,599)	$ (109,242)
Net realized gain from futures transactions	143,899	168,206
Net realized gain (loss) from security transactions	(702,823)	91,573
Unrealized appreciation (depreciation) of investments and foreign currencies during the period	340,095	(38,013)
Net increase (decrease) in net assets resulting from operations	(268,428)	112,524
DISTRIBUTIONS TO SHAREHOLDERS:
Distribution from net realized gains ($.97 per share, respectively)	-	(253,359)
CAPITAL SHARE TRANSACTIONS:
Change in net assets resulting from capital share transactions (a)	(717,180)	(964,930)
Total change in net assets	(985,608)	(1,105,765)
NET ASSETS:
Beginning of period	7,339,880	8,445,645
End of period (including accumulated deficit in net investment income of $49,599 in 1999)	$6,354,272	$7,339,880

(a) Transactions in capital shares were as follows:

	June 30, 1999		December 31, 1998
	Shares	Value	Shares	Value
Shares sold	16,524	$117,660	33,554	$257,379
Shares issued in reinvestment of distributions	-	-	33,361	228,517
Shares redeemed	(118,730)	(834,840)	(191,752)	(1,450,826)
Net decrease	(102,206)	$(717,180)	(124,837)	$(964,930)

See accompanying notes to financial statements.

Notes to Financial Statements
(Unaudited)

(1) Midas U.S. and Overseas Fund Ltd. (formerly, Bull & Bear U.S. and Overseas Fund, a series of Bull & Bear Funds I, Inc.) (the "Fund") is a Maryland corporation registered under the Investment Company Act of 1940, as amended, as a non-diversified open-end management investment company. The Fund's investment objective is to seek to obtain the highest possible total return on its assets from long term growth of capital and from income principally through a portfolio of securities of U.S. and overseas issuers. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. With respect to security valuation, investments in securities traded on a national securities exchange, unless over-the-counter quotations for such securities are believed to more closely reflect their fair value, and securities traded on the Nasdaq National Market System ("NMS") are valued at the last reported sales price on the day the valuations are made. Such securities that are not traded on a particular day, securities traded in the over-the-counter market that are not on NMS, and foreign securities are valued at the mean between the current bid and asked prices. Securities of foreign issuers denominated in foreign currencies are translated into U.S. dollars at prevailing exchange rates. Futures contracts are marked to market daily and the variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Forward contracts are marked to market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts. Debt obligations with remaining maturities of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income and distributions to shareholders are recorded on the ex-dividend date and interest income is recorded on the accrual basis. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

 (2) The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all its taxable investment income and net capital gains, if any, after utilization of any capital loss carryforward, to its shareholders and therefore no Federal income tax provision is required. Based on Federal income tax cost of $5,294,395, gross unrealized appreciation and gross unrealized depreciation were $1,171,466 and $106,231 at June 30, 1999. Distributions paid to shareholders during the year ended December 31, 1998 differ from net realized gains from security transactions as determined for financial reporting purposes principally as a result of the utilization of net operating losses to offset short-term capital gains.

 (3) The Fund retains Midas Management Corporation as its Investment Manager. Under the terms of the Investment Management Agreement, the Investment Manager receives a management fee, payable monthly, based on the average daily net assets of the Fund at the annual rate of 1% on the first $10 million, 7/8 of 1% from $10 million to $30 million, 3/4 of 1% from $30 million to $150 million, 5/8 of 1% from $150 million to $500 million, and 1/2 of 1% over $500 million. The Investment Manager has agreed to waive all or part of its fee or reimburse the Fund monthly if and to the extent the aggregate operating expenses of the Fund exceed the most restrictive limit imposed by any state in which shares of the Fund are qualified for sale, although currently the Fund is not subject to any such limits. Effective June 30, 1999, the investment management agreement with CEF Advisers, Inc. (formerly Bull & Bear Advisers, Inc.) ("CEF") was transferred to the Investment Manager. The terms of the investment management agreement, other than the name of the investment manager, did not change. Certain officers and directors of the Fund are officers and directors of the Investment Manager, CEF, and Investor Service Center, Inc., the Fund's Distributor. For the six months ended June 30, 1999, the Fund paid $1,754 to Bull & Bear Securities, Inc., an affiliate of the Investment Manager and CEF until March 31, 1999, as commissions for brokerage services. The Fund reimbursed the Investment Manager and CEF $2,099 for providing certain administrative and accounting services at cost during the six months ended June 30, 1999.

The Fund has adopted a plan of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plan"). Pursuant to the Plan, the Fund pays the Distributor a distribution fee in an amount of three-quarters of one percent per annum of the Fund's average daily net assets and a service fee in an amount of one-quarter of one percent per annum of the Fund's average daily net assets. The fee for service activities is intended to cover personal services provided to shareholders in the Fund and the maintenance of shareholder accounts. The fee for distribution activities is to cover all other activities and expenses primarily intended to result in the sale of the Fund's shares. The Distributor has made a partial contractual fee waiver that will continue through May 1, 2000.

(4) Purchases and sales of securities other than short term notes aggregated $3,715,864 and $5,040,368, respectively, for the six months ended June 30, 1999.

(5) The Fund has a committed bank line of credit. At June 30, 1999, there was no balance outstanding and the interest rate was equal to the Federal Reserve Funds Rate plus 1.00 percentage point. For the six months ended June 30, 1999, the weighted average interest rate was 5.66% based on the balances outstanding during the period and the weighted average amount outstanding was $76,951.

 (6) As of June 30, 1999, the Fund loaned common stocks having a value of $1,366,801 and received cash collateral of $1,540,438 for the loan.

The Fund loaned securities to certain brokers who paid the Fund lenders' fees. These fees, less costs to administer the program, are included in interest income and amounted to $2,982 for the six months ended June 30, 1999. The loans are secured at all times by cash or U.S. Government obligations in an amount at least equal to the market value of the securities loaned, plus accrued interest, determined on a daily basis and adjusted accordingly. Although the Fund may regain record ownership of loaned securities to exercise certain beneficial rights, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially.

 The Fund participates in repurchase agreements with the Fund's custodian. The custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to market basis to ensure that the value, including the accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

 Year 2000. The Fund could be adversely affected if computer systems used by the Investment Manager and the Fund's other service providers do not properly process and calculate date-related information on and after January 1, 2000. The Investment Manager is working to avoid these problems and to obtain assurances from other service providers that they are taking similar steps. There could be a negative impact on the Fund. While the Fund cannot, at this time, predict the degree of impact, it is possible that foreign markets will be less prepared than U.S. markets.

FINANCIAL HIGHLIGHTS
		Years Ended December 31,
	Six Months Ended June 30, 1999 (Unaudited)	1998	1997	1996	1995	1994
PER SHARE DATA*
Net asset value at beginning of period	$7.17	$7.35	$7.91	$8.36	$7.08	$8.71
Income from investment operations:
Net investment loss	(.05)	(.10)	(.05)	(.24)	(.23)	(.13)
Net realized and unrealized gain (loss) on investments	(.23)	.18	.46	.44	1.77	(1.14)
Total from investment operations	(.28)	.08	.41	.44	1.77	(1.14)
Less distributions:
Distributions from net realized gains on investments	-	(.26)	(.97)	(.89)	(.49)	(.49)
Net asset value at end of period	$6.89	$7.17	$7.35	$7.91	$8.36	$7.08
TOTAL RETURN	(3.91)%	1.18%	5.64%	5.34%	25.11%	(13.12)%
RATIOS/SUPPLEMENTAL DATA
Net assets at end of period (000's omitted)	$6.324	$7,340	$8,446	$9,836	$9,808	$8,454
Ratio of expenses to average net assets (a) (b) (c)	$8,719	$8,446	$9,836	$9,808	$8,454	$12,250
Ratio of net investment loss to average net assets (c)	3.38%**	3.33%	3.28%	3.20%	3.55%	3.53%
Portfolio turnover rate	(1.44)%**	(1.38)%	(0.63)%	(2.74)%	(2.85)%	(1.65)%

* Per share net investment loss and net realized and unrealized gain (loss) on investments have been computed using the average number of shares outstanding. These computations had no effect on net asset value per share.
** Annualized.
(a) Ratio prior to reimbursement by the Investment Manager was 3.84%, and 3.59%, for the years ended December 31, 1995, and 1994, respectively.
(b) Ratio prior to waiver by the Distributor was 3.62%** for the six months ended June 30, 1999.
(c) ratio after the custodian fee credits was 3.22% and 3.49% for 1997 and 1995, respectively. Prior to 1995, such reductions were refelcted in the expense ratios. There were no custodian fee credits for 1998 and 1996.

U.S. AND OVERSEAS FUND

For Fund prospectuses and other
investment information, call toll-free
1-800-400-MIDAS (6432)

For shareholder services by
Investor Access, call toll-free
1-888-503-VOICE (8642)

 Or, access the Fund on the web at
www.midasfunds.com

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus.